SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement                   [ ]  Confidential, for Use
                                                         of the Commission
                                                         Only (as permitted by
                                                         Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement
[ ]   Definitive additional materials
[ ]   Soliciting material pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                            Hyperion 2002 Term Trust, Inc.

               (Name of Registrant/s as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------
(5) Total fee paid:

------------------------------------------------------------------------------
[ ]    Fee paid previously with preliminary materials.

------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:

------------------------------------------------------------------------------
(3) Filing Party:

------------------------------------------------------------------------------
(4) Date Filed:

                         HYPERION 2002 TERM TRUST, INC.
                One Liberty Plaza New York, New York 10006-1404

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                 July 31, 2000
To the Stockholders:

          The Annual Meeting of Stockholders of Hyperion 2002 Term Trust, Inc. (the "Trust") will be held at The Downtown Association, 60 Pine Street (between William Street and Pearl Street), New York, New York 10005, on Tuesday, October 10, 2000, at 9:45 a.m., for the following purposes:

          1.  To elect directors (Proposal 1).

          2. To ratify or reject the selection of PricewaterhouseCoopers LLP as the independent accountants of the Trust for the fiscal year ending May 31, 2001 (Proposal 2).

          3. To transact any other business that may properly come before the meeting.

          The close of business on July 24, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                       By Order of the Board of Directors,


                                       Patricia A. Sloan
                                       Secretary

                     WE NEED YOUR PROXY VOTE IMMEDIATELY.
                                             ------------

YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. THE MEETING OF STOCKHOLDERS OF THE TRUST WILL BE UNABLE TO CONDUCT ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE TRUST, AT STOCKHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE TRUST TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

        The following general rules for signing proxy cards may be of assistance to you and eliminate the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

        1. INDIVIDUAL ACCOUNTS. Sign your name exactly as it appears in the registration on the proxy card.

        2. JOINT ACCOUNTS. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

        3. ALL OTHER ACCOUNTS. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                            VALID SIGNATURE
------------                                            ---------------

Corporate Accounts
        (1)  ABC Corp.                          ABC Corp.
        (2)  ABC Corp.                          John Doe, Treasurer
        (3)  ABC Corp.
c/o John Doe, Treasurer John Doe
        (4)  ABC Corp. Profit Sharing Plan      John Doe, Trustee
Trust Accounts
        (1)  ABC Trust                          John B. Doe, Trustee
        (2)  Jane B. Doe, Trustee
             u/t/d 12/28/78                     Jane B. Doe
Custodial or Estate Accounts
        (1)  John B. Smith, Cust.
             f/b/o John B. Smith, Jr.
             UGMA                               John B. Smith
        (2)  John B. Smith                      John B. Smith, Jr., Executor

                        HYPERION 2002 TERM TRUST, INC.
               One Liberty Plaza * New York, New York 10006-1404

                                PROXY STATEMENT

          This proxy statement is furnished in connection with a solicitation by the Board of Directors of Hyperion 2002 Term Trust, Inc. (the "Trust") of proxies to be used at the Annual Meeting of Stockholders of the Trust to be held at The Downtown Association, 60 Pine Street (between William Street and Pearl Street), New York, New York 10005, at 9:45 a.m. on Tuesday, October 10, 2000, and at any adjournment or adjournments thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about July 31, 2000. Stockholders who execute proxies retain the right to revoke them by written notice received by the Secretary of the Trust at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of directors, and FOR the ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Trust for the fiscal year ending May 31, 2001. The close of business on July 24, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Each stockholder is entitled to one vote for each share held. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matters submitted to stockholders for a vote. Broker non-votes will not be counted for purposes of determining the presence of a quorum or determining whether a proposal has been approved. On the record date there were 30,446,839 shares outstanding.

                       PROPOSAL 1: ELECTION OF DIRECTORS

          The Trust's Articles of Incorporation provide that the Trust's Board of Directors shall be divided into three classes: Class I, Class II and Class
III. The terms of office of the present directors in each class expire at the Annual Meeting in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class I, 2000, Class II, 2001, and Class III, 2002 or termination of the Trust. At each subsequent annual election, Directors chosen to succeed those whose terms are expiring will be identified as being of that same class and will be elected for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Trust by delaying the replacement of a majority of the Board of Directors.

          The terms of Kenneth C. Weiss, Lewis S. Ranieri and Patricia A. Sloan, members of Class I currently serving on the Board of Directors, expire at this year's Annual Meeting. The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to so vote) for the re-election of Mr. Ranieri and Ms. Sloan, and for the election of Mr. John
W. English to serve until the 2003 Annual Meeting of Stockholders or termination of the Trust. Each nominee has indicated that he or she will serve if elected, but if any nominee should be unable to serve, the proxy or proxies will be voted for any other person or persons, as the case may be, determined by the persons named in the proxy in accordance with their judgment.

          As described above, there are two nominees for re-election and one nominee for election to the Board of Directors at this time. Proxies cannot be voted for a greater number of persons than the three nominees currently proposed to serve on the Board of Directors.

          The following table provides information concerning each of the nominees and the five members of the Board of Directors who will continue to serve after the Annual Meeting of the Trust:



                                                                                        SHARES OF COMMON
                                                                                              STOCK
                                                                                       BENEFICIALLY OWNED
                                                                                           DIRECTLY OR
NAME AND OFFICE         PRINCIPAL OCCUPATION DURING PAST FIVE YEARS,                      INDIRECTLY, ON
WITH THE TRUST                  OTHER DIRECTORSHIPS AND AGE            DIRECTOR SINCE    MAY 31,2000 (**)
--------------                  ---------------------------            --------------    ----------------

CLASS I NOMINEES TO SERVE UNTIL 2003 ANNUAL MEETING OF
STOCKHOLDERS OR TERMINATION OF THE TRUST:

Lewis S. Ranieri*
  Director              Chairman and Chief Executive Officer of         July 1992             6,250
                        Ranieri & Co., Inc. (since 1988); in
                        addition, President of LSR Hyperion Corp.,
                        a general partner of the limited partnership
                        that is the general partner of Hyperion
                        Partners L.P. ("Hyperion Partners") (since
                        1988). Director and Vice Chairman of the
                        Board of Hyperion Capital Management, Inc.
                        (since December 1998); Director and Chairman
                        of the Board of Hyperion Capital Management,
                        Inc. (1989-November 1998); Chairman of the
                        Board (1989-December 1998) and/or Director
                        (since 1989) of several investment companies
                        advised by Hyperion Capital Management, Inc.
                        or by its affiliates; Director and Chairman
                        of Bank United Corp., and Director of Bank
                        United (since 1988); Director and President
                        of Hyperion Funding 1993 Corp., the general
                        partner of the limited partnership that is
                        the general partner of Hyperion 1993 Fund
                        L.P.; and also Chairman and President of
                        various other direct and indirect
                        subsidiaries of Hyperion Partners (since
                        1989).  Formerly, Director of Lend Lease
                        Hyperion Mortgage Opportunity Fund, Inc.
                        (formerly Equitable Real Estate Hyperion
                        Mortgage Opportunity Fund, Inc.) and Lend
                        Lease Hyperion High Yield Commercial
                        Mortgage Fund, Inc. (formerly Equitable Real
                        Estate Hyperion High Yield Commercial
                        Mortgage Fund, Inc.) (1995-1999); Vice
                        Chairman of Salomon Brothers Inc (until
                        1987).
                        Age 53.

Patricia A. Sloan*
  Director, Secretary   Consultant (April 2000-Present) and             July 1992           300
                        Managing Director of Ranieri & Co., Inc.
                        (1988-April 2000).  Secretary, Director
                        and/or Trustee of several investment
                        companies advised by Hyperion Capital
                        Management, Inc. or by its affiliates
                        (1989-Present). Director of Bank United
                        Corp., the parent of Bank United (1988-
                        Present). Formerly Director of the
                        Financial Institutions Group of Salomon
                        Brothers Inc (1972-1988).
                        Age 56.

                                       2



                                                                                        SHARES OF COMMON
                                                                                              STOCK
                                                                                       BENEFICIALLY OWNED
                                                                                           DIRECTLY OR
NAME AND OFFICE         PRINCIPAL OCCUPATION DURING PAST FIVE YEARS,                      INDIRECTLY, ON
WITH THE TRUST                  OTHER DIRECTORSHIPS AND AGE            DIRECTOR SINCE    MAY 31,2000 (**)
--------------                  ---------------------------            --------------    ----------------

John W. English
  Director, Member of   Director and former Chairman of the Board      September 1999          200
  The Audit Committee   of HSBC's China Fund, Inc. (1993-Present),
                        Chairman and Director of State Street Bank's
                        Select Sector SPDR Trust (1999-Present);
                        Director of A.L.T. Films, Inc. (1999-
                        Present); Trustee of Northern Trust's
                        Northern Funds (1993-Present); Trustee of
                        Washington Mutual's WM Funds (1994-Present);
                        and Director of Intelliworxx, Inc. (1999-
                        Present).
                        Age 67.

CLASS II DIRECTORS TO SERVE UNTIL 2001 ANNUAL MEETING OF STOCKHOLDERS:

Rodman L. Drake
  Director, Member of   President, Continuation Investments Group Inc.  July 1992             317
  the Audit Committee   (1997-Present).  Director, Alliance Group
                        Services, Inc. (1988-Present). Director,
                        Hotelevision, Inc. (1999-Present). Chairman,
                        Metro Cash Card International (1999-Present).
                        Director and/or Trustee of several investment
                        companies advised by Hyperion Capital
                        Management, Inc. (1989-Present). Director,
                        Parsons Brinckerhoff, Inc. (1995-Present).
                        Formerly, Co-Chairman of KMR Power Corporation
                        (1993-1997); President, Mandrake Group (1993-
                        1997); Managing Director and Chief Executive
                        Officer of Cresap (1980-1990).
                        Age 57.

Andrew M. Carter*
  Director, Chairman    Chairman and Chief Executive Officer of         July 1998             -
  of the Board          Hyperion Capital Management, Inc. (November
                        1998-Present). Vice Chairman of The China
                        Business Group (1996-Present). Director,
                        Manchester Capital Management (1997-Present).
                        Director, BioSignia (1999-Present). Presently
                        officer of four charitable boards: The New
                        England Conservatory, The Loomis Chaffee
                        School, The William E. Simon Graduate School
                        of Business Administration at the University
                        of Rochester, and The Big Brother Association
                        of Boston.  Director of several investment
                        companies advised by Hyperion Capital
                        Management, Inc. (July 1998-Present). Formerly
                        President and Founding Principal, Andrew M.
                        Carter & Company (1994-1998); Director and
                        Senior Vice President, Jennison Associates
                        Capital Corp. (1975-1993); Founder, Standard
                        & Poor's/Carter, Doyle (1972-1975); Vice
                        President, Head of Fixed Income Group,
                        Wellington Management Co. (1968-1972); and
                        Manager of the Harvard Endowment bond
                        portfolio, Harvard Treasurer's Office (1964-
                        1968).
                        Age 60.

                                       3



                                                                                        SHARES OF COMMON
                                                                                              STOCK
                                                                                       BENEFICIALLY OWNED
                                                                                           DIRECTLY OR
NAME AND OFFICE         PRINCIPAL OCCUPATION DURING PAST FIVE YEARS,                      INDIRECTLY, ON
WITH THE TRUST                  OTHER DIRECTORSHIPS AND AGE            DIRECTOR SINCE    MAY 31,2000 (**)
--------------                  ---------------------------            --------------    ----------------

CLASS III DIRECTORS TO SERVE UNTIL 2002 ANNUAL MEETING OF STOCKHOLDERS
OR TERMINATION OF THE TRUST:

Robert F. Birch
  Director, Member of   Chairman and President, New America High        December 1998          1,800
  the Audit Committee   Income Fund (1992-Present).  Chairman of the
                        Board and Co-Founder, The China Business Group,
                        Inc. (1996-Present).  Formerly, Director and
                        Strategic Planning Consultant, Dewe Rogerson,
                        Ltd.  (1994-1998); Chairman and Chief
                        Executive Officer, Memtek Corporation (1990-
                        1991); Associated with Finn Wishengrad Warnke
                        & Gayton, a consulting firm specializing in
                        work-outs of financially distressed companies
                        (1988-1989); President and Chief Executive
                        Officer, Gardner and Preston Moss, Inc. (1969-
                        1987).
                        Age 64.

Harry E. Petersen, Jr.
  Director, Member of   Director and/or Trustee of several investment   July 1992                200
  the Audit Committee   companies advised by Hyperion Capital
                        Management, Inc. or by its affiliates (1992-
                        Present). Senior Advisor to Cornerstone Equity
                        Advisors, Inc. (1998-Present). Formerly,
                        Senior Advisor to Potomac Babson Inc. (1995-
                        1998); Director of Equitable Real Estate
                        Hyperion Mortgage Opportunity Fund, Inc. and
                        Equitable Real Estate Hyperion High Yield
                        Commercial Mortgage Fund, Inc. (1995-1997);
                        Director of Lexington Corporate Properties,
                        Inc. (1993-1997); Consultant to Advisers
                        Capital Management, Inc. (1992-1995);
                        Consultant on public and private pension funds
                        (1991-1993); President of Lepercq Realty
                        Advisors (1988-1990).  Member of Advisory
                        Council of Polytechnic University.
                        Age 75.

                                       4


                                                                                        SHARES OF COMMON
                                                                                              STOCK
                                                                                       BENEFICIALLY OWNED
                                                                                           DIRECTLY OR
NAME AND OFFICE         PRINCIPAL OCCUPATION DURING PAST FIVE YEARS,                      INDIRECTLY, ON
WITH THE TRUST                  OTHER DIRECTORSHIPS AND AGE            DIRECTOR SINCE    MAY 31,2000 (**)
--------------                  ---------------------------            --------------    ----------------

Leo M. Walsh, Jr.
  Director, Chairman    Director and/or Trustee of several investment   July 1992             7,000
  of the Audit          companies advised by Hyperion Capital
  Committee             Management, Inc. or by its affiliates (1989-
                        Present). Financial Consultant for Merck-Medco
                        Managed Care L.L.C. (formerly Medco Containment
                        Services Inc.) (1994-Present). Director of Lend
                        Lease Hyperion Mortgage Opportunity Fund, Inc.
                        (formerly, Equitable Real Estate Hyperion
                        Mortgage Opportunity Fund, Inc.) and Lend Lease
                        Hyperion High Yield CMBS Fund, Inc. (formerly,
                        Equitable Real Estate Hyperion High Yield
                        Commercial Mortgage Fund, Inc.)(1999-Present).
                        Financial Consultant for Synetic Inc., a
                        manufacturer of porous plastic materials for
                        health care uses (1989-1994); President, WW
                        Acquisition Corp.  (1989-1990); Senior Executive
                        Vice President and Chief Operating Officer of
                        The Equitable Life Assurance Society of the
                        United States ("The Equitable") (1986-1988);
                        Director of The Equitable and Chairman of
                        Equitable Investment Corporation, a holding
                        company for The Equitable's investment oriented
                        subsidiaries (1983-1988); Chairman and Chief
                        Executive Officer of EQUICOR-Equitable HCA
                        Corporation (1987-1988).
                        Age 67.



* Interested persons as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because of affiliations with Hyperion Capital
        Management, Inc., the Trust's Investment Advisor.
** The holdings of no director or nominee represented more than 1% of the outstanding shares of the Trust.


          OFFICERS OF THE TRUST. The officers of the Trust are chosen each year at the first meeting of the Board of Directors of the Trust following the Annual Meeting of Stockholders, to hold office at the discretion of the Board of Directors until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. The Board of Directors has elected five officers of the Trust. Except where dates of service are noted, all officers listed below served as such throughout the 2000 fiscal year. The following sets forth information concerning each officer of the Trust who served during all or part of the last fiscal year of the Trust:

NAME AND
PRINCIPAL OCCUPATION                            OFFICE      AGE   OFFICER SINCE
--------------------                            ------      ---   -------------

Andrew M. Carter                                Chairman     60   December 1998
See information under "ELECTION OF DIRECTORS."

Clifford E. Lai                                 President/   47   June 1997
President (since December 1998) and Chief       Senior Vice       (April 1993-
Investment Officer, Hyperion Capital            President         June 1997)
Management, Inc. (March 1993-Present).
President of several investment companies advised by Hyperion Capital Management, Inc.
or by its affiliates (1993-Present).  Formerly
Managing Director and Chief Investment
Strategist for Fixed Income, First Boston Asset
Management (1989-1993); Vice President, Morgan
Stanley & Co. (1987-1989).

Patricia A. Botta                               Vice         43   March 1997
Director of Hyperion Capital Management, Inc.   President
(1989-Present).  Formerly with the Davco Group
(1988-1989) and with Salomon Brothers Inc
(1986-1988).

Patricia A. Sloan                               Secretary    56   February 1993
See information under "ELECTION OF DIRECTORS."

Thomas F. Doodian                               Treasurer    41   February 1998
Chief Operating Officer (since December 1998) and Director of Finance and Operations, Hyperion Capital Management, Inc. (July 1995-
November 1998).  Treasurer of several
investment companies advised by Hyperion
Capital Management, Inc. (February 1998-
Present). Formerly Vice President in Mortgage
Backed Trading at Mabon Securities Corporation
(1994-1995); fixed income analyst, trader, and Vice President and Controller at Credit Suisse
First Boston (1984-1994).


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AT MAY 31, 2000
-------------------------------------------------------------------------------------------------
Title of        Name and Address of             Amount and Nature of    Percent Of
 Class          Beneficial Owner                Beneficial Ownership       Class        Source
-------------------------------------------------------------------------------------------------

Common     Tattersall Advisory Group, Inc.        10,271,500 shares        33.7%         13G
 Stock     6802 Paragon Place, Suite 200
           Richmond, Virginia 23230-1655

Common     Karpus Management, Inc.                 2,382,475 shares        7.83%         13D
 Stock     17 Tobey Village Office Park
           Pittsford,  New York,  14534

-------------------------------------------------------------------------------------------------



          At May 31, 2000, directors and officers of the Trust as a group owned beneficially less than 1% of the outstanding shares of the Trust. No person, other than those listed above, to the knowledge of management, owned beneficially more than 5% of the Trust's outstanding shares at that date. The business address of the Trust, its officers and directors is One Liberty Plaza, New York, New York 10006-1404.

          INTERESTED PERSONS. Mr. Ranieri serves as a Director and Vice Chairman of the Board of the Advisor. Mr. Carter serves as the Chairman and Chief Executive Officer of the Advisor. Ms. Sloan is a special limited partner of Hyperion Ventures, the sole general partner of Hyperion Partners L.P., of which the Advisor is a wholly-owned subsidiary. As a result of their service with the Advisor and certain affiliations with the Advisor as described below, the Trust considers Messrs. Ranieri, Carter, and Ms. Sloan to be "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

          COMMITTEES AND BOARD OF DIRECTORS' MEETINGS. The Trust has a standing Audit Committee presently consisting of Messrs. Walsh, Drake, Petersen, Birch and English, all of whom are members of the Board of Directors and are currently non-interested persons of the Trust. The principal functions of the Trust's Audit Committee are to recommend to the Board the appointment of the Trust's accountants, to review with the accountants the scope and anticipated costs of their audit and to receive and consider a report from the accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. During the last fiscal year of the Trust, the full Board of Directors met four times, and the Audit Committee met one time. All of the members of the Audit Committee attended the Audit Committee meeting and all of the directors, except Mr. English, attended at least 75% of the aggregate of the Board meetings and the Audit Committee meeting. The Trust has Nominating and Compensation Committees.

          COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS. No remuneration was paid by the Trust to persons while they were directors, officers or employees of Hyperion Capital Management, Inc. or any affiliate thereof for their services as directors or officers of the Trust. Each director of the Trust, other than those who are officers or employees of Hyperion Capital Management, Inc. or any affiliate thereof, is entitled to receive a fee of $8,500 per year plus $1,000 for each Board of Directors' meeting attended. Members of the Audit Committee receive $750 for each Audit Committee meeting attended, other than meetings held on days when there is also a Board of Directors' meeting.



    DIRECTORS' COMPENSATION TABLE FOR THE TWELVE MONTH PERIOD ENDED 5/31/00

                     Directors' Compensation   Total Directors' Compensation
                     -----------------------   -----------------------------
                         from the Trust     from the Trust and the Fund Complex
                         --------------     -----------------------------------
Robert F. Birch......       $11,500                       $23,000
Rodman L. Drake......       $11,500                       $23,000
John W. English......        $3,750                       $12,375
Harry E. Petersen, Jr.      $11,500                       $23,000
Leo M. Walsh, Jr. ...       $11,500                       $23,000
Kenneth C.  Weiss....       $11,500                       $23,000
                            -------                       -------
                            $61,250                      $127,375
                            -------                      --------
                            -------                      --------

REQUIRED VOTE

          Election of the listed nominees for director requires the affirmative vote of the holders of a majority of the shares of Common Stock of the Trust present or represented by proxy at the Annual Meeting.

                   PROPOSAL 2: RATIFICATION OR REJECTION OF
                     SELECTION OF INDEPENDENT ACCOUNTANTS

          The Board of Directors of the Trust will consider, and it is expected that they will recommend, the selection of PricewaterhouseCoopers LLP as independent accountants of the Trust for the fiscal year ending May 31, 2001 at a meeting scheduled to be held on September 19, 2000. The appointment of accountants is approved annually by the Audit Committee of the Board of Directors and is subsequently submitted to the stockholders for ratification or rejection. The Trust has been advised by PricewaterhouseCoopers LLP that at May 31, 2000, neither that firm nor any of its partners had any direct or material indirect financial interest in the Trust. A representative of
PricewaterhouseCoopers   LLP  will  be  at  the  meeting  to  answer  questions
concerning the Trust's financial statements and will have an opportunity to make a statement if he or she chooses to do so.


REQUIRED VOTE

          Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Trust requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Trust present or represented by proxy at the Annual Meeting.


                            ADDITIONAL INFORMATION

INVESTMENT ADVISOR

          The Trust has engaged Hyperion Capital Management, Inc. (the "Advisor") to provide professional investment management for the Trust pursuant to an Advisory Agreement dated September 29, 1993. The Advisor is a Delaware corporation which was organized in February 1989. The Advisor is a registered investment advisor under the Investment Advisers Act of 1940, as amended. The business address of the Advisor and its officers and directors is One Liberty Plaza, New York, New York 10006-1404. The Trust has also engaged Hyperion Capital Management, Inc. as the Trust's administrator. The administrator's address is the same as that of the Advisor.

          The Advisor is a subsidiary of Hyperion Partners L.P., a Delaware limited partnership ("Hyperion Partners"). The sole general partner of Hyperion Partners is Hyperion Ventures L.P., a Delaware limited partnership ("Hyperion Ventures"). Corporations owned principally by Lewis S. Ranieri, Salvatore A. Ranieri and Scott A. Shay are the general partners of Hyperion Ventures. Lewis
S. Ranieri, a former Vice Chairman of Salomon Brothers Inc ("Salomon Brothers"), is a Vice Chairman of the Board of the Advisor and director of the Trust. Messrs. Salvatore Ranieri and Shay are directors of the Advisor, but have no other positions with either the Advisor or the Trust. Messrs. Salvatore Ranieri and Shay are principally engaged in the management of the affairs of Hyperion Ventures and its affiliated entities. Mr. Carter is the Chairman and Chief Executive Officer of the Advisor and Chairman of the Trust. Since January 1, 1990, Patricia A. Sloan, Secretary of the Trust, has been a special limited partner of Hyperion Ventures and, since July 1993, she has been a limited partner of Hyperion Partners. Mr. Lai, the President of the Trust and the Advisor, may be entitled, in addition to receiving a salary from the Advisor, to receive a bonus based upon a portion of the Advisor's profits, including any profit from a sale of the Advisor. Ms. Botta, Vice President of the Trust, and Mr. Doodian, Treasurer of the Trust, are also employees of the Advisor. The business address of Hyperion Partners and Hyperion Ventures is 50 Charles Lindbergh Boulevard, Suite 500, Uniondale, New York 11553.

          The Advisor provides advisory services to several other registered investment companies and one offshore fund, all of which invest primarily in mortgage-backed securities. Its management includes several individuals with extensive experience in creating, evaluating and investing in Mortgage-Backed Securities, Derivative Mortgage-Backed Securities and Asset-Backed Securities, and in using hedging techniques. Lewis S. Ranieri, Vice Chairman of the Advisor and Director of the Trust, was instrumental in the development of the secondary mortgage-backed securities market and the creation and development of secondary markets for conventional mortgage loans, CMOs and other mortgage-related securities. While at Salomon Brothers, Mr. Ranieri directed that firm's activities in the mortgage, real estate and government guaranteed areas. Clifford E. Lai, President and Chief Investment Officer of the Advisor and President of the Trust, was formerly Managing Director and Chief Investment Strategist for Fixed Income for First Boston Asset Management Corporation.


INVESTMENT ADVISORY AGREEMENT

          On September 21, 1999, the Board of Directors of the Trust, including those persons identified as interested persons and a majority of the directors who are not parties to the Advisory Agreement or interested persons (as such term is defined in the 1940 Act) of any such party (the "Disinterested Directors"), approved extension of the Advisory Agreement through September 30, 2000. At the time of the Board's approval of the latest extension of the Advisory Agreement, Messrs. Carter and Ranieri and Ms. Sloan were interested persons of the Trust. The Advisory Agreement was last submitted to a vote of the Stockholders of the Trust at the Annual Meeting of the Stockholders of the Trust held on September 29, 1993. At that meeting, the Stockholders approved the continuance of the revised Advisory Agreement. The Advisory Agreement provides that it will continue from year to year, but only so long as such continuation is specifically approved at least annually by both (1) the vote of a majority of the Board of Directors or the vote of a majority of the outstanding voting securities of the Trust (as provided in the 1940 Act) and
(2) by the vote of a majority of the Disinterested Directors cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time without the payment of any penalty, upon the vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Trust or by the Advisor, on 60 days' written notice by either party to the other. The Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder). The Board of Directors will consider continuance of the Advisory Agreement until October 1, 2001 at a meeting scheduled for September 19, 2000.

          Pursuant to the Advisory Agreement, the Trust has retained the Advisor to manage the investment of the Trust's assets and to provide such investment research, advice and supervision, in conformity with the Trust's investment objective and policies, as may be necessary for the operations of the Trust.

          The Advisory Agreement provides, among other things, that the Advisor will bear all expenses of its employees and overhead incurred in connection with its duties under the Advisory Agreement, and will pay all salaries of the Trust's directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Advisor. The Advisory Agreement provides that the Trust shall pay to the Advisor a monthly fee for its services which is equal to .50% per annum of the Trust's average weekly net assets, which, for purposes of determining the Advisor's fee, shall be the average weekly value of the total assets of the Trust, minus the sum of accrued liabilities (including accrued expenses) of the Trust and any declared but unpaid dividends on the Common Shares and any Preferred Shares (if such shares are issued in the future) and any accumulated dividends on any Preferred Shares (but without deducting the aggregate liquidation value of any Preferred Shares). Investment advisory fees paid by the Trust to the Advisor during the last fiscal year of the Trust amounted to $1,348,264.


ADMINISTRATION AGREEMENT

          The Trust has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator performs administrative services necessary for the operation of the Trust, including maintaining certain books and records of the Trust, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Trust with administrative office facilities. For these services, the Trust pays a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million. The Advisor, in its capacity as Administrator, has entered into a Sub-Administration Agreement with Investors Capital Services, Inc., (the "Sub-Administrator") pursuant to which the Advisor delegates certain of its administrative responsibilities. For these services, the Advisor pays out of its own assets the fee to be paid to the Sub-Administrator, computed at the average rate of 0.075% per annum of the first $650 million of the Trust's average weekly net assets and 0.005% of any amounts above $650 million. For the twelve month period ended May 31, 2000, the Administrator earned $411,083 in Administration fees. In addition, the Administrator has entered into Administration Agreements with the other investment companies listed below, generally under the same fee structure as noted above. The only exception is the fee structure for services rendered to The Hyperion Total Return Fund, Inc., which stipulates a fee paid monthly at an annual rate of 0.20% of its average weekly assets.

INVESTMENT COMPANIES MANAGED BY HYPERION CAPITAL MANAGEMENT, INC.

          In addition to acting as advisor to the Trust, Hyperion Capital Management, Inc. acts as investment advisor to the following other investment companies at the indicated annual compensation.


              Investment Advisory Fee    Approximate Net Assets at May 31, 2000
              -----------------------    --------------------------------------
                                                     (In Millions)
The Hyperion
Total Return
Fund, Inc.*     0.65% of the Fund's                       $208
                average weekly net assets

Hyperion 2005   0.65% of the Trust's                      $151
Investment      average weekly net assets
Grade
Opportunity
Term Trust,
Inc.

--------------
*The Advisor and The Hyperion Total Return Fund, Inc. (the "Fund") have entered into a sub-advisory agreement with Pacholder Associates, Inc., an Ohio corporation organized in 1983, to serve as an investment advisor with respect to a portion of this Fund's assets.

BROKERAGE COMMISSIONS

          Because it buys its portfolio securities in dealer markets, the Trust did not pay any brokerage commissions on its securities purchases during its last fiscal year.

          The Advisor has discretion to select brokers and dealers to execute portfolio transactions initiated by the Advisor and to select the markets in which such transactions are to be executed. The Advisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Advisor is to seek the best combination of net price and execution for the Trust. It is expected that securities will ordinarily be purchased in primary markets, and that in assessing the best net price and execution available to the Trust, the Advisor will consider all factors it deems relevant, including the price, dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operation facilities and the firm's risk in positioning the securities involved. Transactions in foreign securities markets may involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

          In selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available, the Advisor is authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). The Advisor is also authorized to cause the Trust to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Advisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Research services furnished by brokers through whom the Trust effects securities transactions may be used by the Advisor in servicing all of the accounts for which investment discretion is exercised by the Advisor, and not all such services may be used by the Advisor in connection with the Trust.

COMPLIANCE WITH SECTION 16 REPORTING REQUIREMENTS

          Section 16(a) of the Securities Exchange Act of 1934 requires the Trust's officers and directors and persons who own more than ten percent of a registered class of the Trust's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Trust with copies of all Section 16(a) forms they file.

          Based solely on its review of the copies of such forms received by the Trust and written representations from certain reporting persons that all applicable filing requirements for such persons had been complied with, the Trust believes that, during the fiscal year ended May 31, 2000, all filing requirements applicable to the Trust's officers, directors, and greater than ten-percent beneficial owners were complied with.

                                OTHER BUSINESS

          The Board of Directors of the Trust does not know of any other matter which may come before the meeting. If any other matter properly comes before the meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

          All proposals by stockholders of the Trust that are intended to be presented at the Trust's next Annual Meeting of Stockholders to be held in 2001 must be received by the Trust for inclusion in the Trust's proxy statement and proxy relating to that meeting no later than March 30, 2001.

                        EXPENSES OF PROXY SOLICITATION

          The cost of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Trust. In addition to the use of the mails, proxies may be solicited personally by regular employees of the Trust, Hyperion Capital Management, Inc., or Corporate Investor Communications, Inc., paid solicitors for the Trust, or by telephone or telegraph. The anticipated cost of solicitation by the paid solicitors will be nominal. The Trust's agreement with Corporate Investor Communications, Inc. provides that such paid solicitors will perform a broker search and deliver proxies in return for the payment of their fee plus the expenses associated with this proxy solicitation. Brokerage houses, banks and other fiduciaries will be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Trust for out-of-pocket expenses incurred in this connection.

July 31, 2000

                        HYPERION 2002 TERM TRUST, INC.
                  PROXY SOLICITED ON BEHALF OF THE DIRECTORS

          The undersigned hereby appoints Andrew M. Carter and Clifford E. Lai, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Hyperion 2002 Term Trust, Inc. (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Trust to be held at The Downtown Association, 60 Pine Street (between William Street and Pearl Street), New York, New York 10005, on Tuesday, October 10, 2000 at 9:45 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power of authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                        NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE PROXY. IF JOINT OWNERS, EITHER MAY SIGN THIS PROXY. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR CORPORATE OFFICER, PLEASE GIVE FULL TITLE.

                        DATE                                    , 2000


                        SIGNATURE(S), (TITLE(S), IF APPLICABLE)
                        PLEASE SIGN, DATE, AND RETURN
                        PROMPTLY IN THE ENCLOSED ENVELOPE


I PLAN/DO NOT PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS ON OCTOBER 10, 2000

          Please indicate your vote by an "X" in the appropriate box below. This Proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this Proxy will be voted FOR election of the nominees as Directors in Proposal 1 and FOR Proposal 2. Please refer to the Proxy Statement for a discussion of the Proposals.

1. ELECTION OF DIRECTORS: FOR all nominees listed    WITHHOLD authority to vote
                          (except as marked to       for all nominees
                          the contrary below)

                    CLASS I:
                    John W. English
                    Lewis S. Ranieri
                    Patricia A. Sloan

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

2. Ratification or rejection of the
   selection of independent accountants
   (a vote "FOR" is a vote for
   ratification)                FOR  [ ]      AGAINST  [ ]      ABSTAIN  [ ]



PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.